Exhibit 10.8
PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
LiveWorld
Services Agreement
     This Strategic Alliance and Service Agreement (the “Agreement”) is entered into as of May 6, 2004 (the “Effective Date”) by and between LiveWorld, Inc., a Delaware corporation, whose principal place of business is located at 170 Knowles Drive, Suite 211, Los Gatos, CA 95032 (“LiveWorld”) and eBay Inc. (including the eBay Affiliates), a Delaware corporation whose principal place of business is located at 2145 Hamilton Avenue, San Jose, California 95125 (“eBay”).
RECITALS
A.	LiveWorld and eBay Inc. entered into a Services Agreement (the “Original Contract”), made and entered into as of May 9, 2001, pursuant to which, inter alia, LiveWorld agreed to provide among other services, discussion boards and other discussion board management functions in connection with the community area of the eBay site.

B.	eBay and LiveWorld amended the Original Contract in September 2001 relating to On-Line Service Events (“Addendum I”); on April 1, 2002 relating to splitting US deliverables from International Deliverables (“Addendum II”). eBay International A.G. (“eBay A.G.”) and LiveWorld amended the Original Contract on April 1, 2002 relating International Discussion Boards (“Addendum III”). Further, eBay Inc. and LiveWorld amended the Original Contract on May 1, 2002 relating to Live Q&A (“Addendum IV”) and on May 1, 2002 and on November 1, 2004 relating to Moderation Services (“Addendum V”). eBay A.G. and LiveWorld amended the Original Contract on August 23, 2002 relating to the Listing Q&A (“Addendum VI”). eBay Inc. and LiveWorld amended the Original Contract on December 18,2002 relating to Chat Boards (“Addendum VII”) and User Groups (“Addendum VIII”); on May 20, 2003 relating to eBay Developer Support Boards (Addendum IX). eBay A.G. and LiveWorld amended the Original Contract on May 1, 2003 relating to International Chat Boards (Addendum X) and on August 23, 2003 relating to Board Services for Hong Kong and Singapore (Addendums HK & SG). EachNet.com Network Information Services Co,. Ltd. (“EachNet”) and LiveWorld amended the Original contract on February 1, 2004 regarding Discussion Board Services. PayPal, Inc. (“PayPal”) and LiveWorld amended the Original contract on February 1, 2004 for Discussion Board Services (Addendum PP-1) (all together, the “Addendums”).

C.	eBay and LiveWorld have agreed to replace the Original Contract and the Addendums with this agreement.
NOW THEREFORE, LiveWorld and eBay hereby agree as follows:
AGREED TERMS
1.	Definitions
1.1 “Customizations” shall mean (i) additional features that are requested by eBay as part of the LiveWorld Services pursuant to a SOW (defined below) and (ii) modifications to, or enhancements of, the LiveWorld Services that are requested by eBay pursuant to a SOW which, in each case, are designed in accordance with eBay’s specifications and are substantially different from the features and functionalities that are offered as part of the LiveWorld Services as of the Effective Date.

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1.2 “eBay Affiliate(s)” shall mean any entity that now or in the future, directly or indirectly controls, is controlled by, or is under common control with eBay. For the purposes of the foregoing, “control” shall mean the ownership of (i) greater than fifty percent (50%) of the voting power to elect the directors of the company, or (ii) greater than fifty percent (50%) of the ownership interest in the company.
1.3 “eBay Content” shall mean all audio, video, graphics, headers, footers, and all other advertising creative collateral for promotions (if any), in any medium, that is created by eBay and provided by eBay to LiveWorld for display by LiveWorld pursuant to this Agreement. “eBay Content” shall not include any content provided by eBay Users and any content obtained by LiveWorld through eBay’s Application Programming Interface.
1.4 “eBay Mark” shall mean the eBay domain names, trademarks and logos and other branding elements used in the performance of this Agreement.
1.5 “eBay Site” shall mean the website owned and operated by eBay located at www.eBay.com and any other website that is owned and operated by eBay anr/or an eBay Affiliate and specified in an exhibit to this Agreement.
1.6 “Board Usage Policy” shall mean the then-current version of the policy created by eBay or an eBay Affiliate that governs Users’ use of the Locations. The current version of the Board Usage Policy can be found at http://pages.ebay.com/help/community/png-board.html.
1.7 “Confidential Information” shall mean any confidential or proprietary information, source code, software tools, designs, schematics, plans or any other information relating to any research project, work in process, future development, scientific, engineering, manufacturing, marketing or business plan or financial or personnel matter relating to either party, its present or future products, sales, suppliers, web site visitors, web site users, employees, investors, or business, disclosed by one party to the other party, whether in oral, written, graphic or electronic form, and whose confidential or proprietary nature is identified and marked as “Confidential” or, if disclosed orally, identified as confidential at the time of disclosure, provided the oral disclosure is summarized in a writing marked as “Confidential” and transmitted to the receiving party within 10 days of the oral disclosure.
1.8 “Content” shall mean the eBay Content and LiveWorld Content.
1.9 “Intellectual Property Right(s)” shall mean all inventions, patent rights, trademarks, utility models, copyrights, and trade secrets, including all applications and registrations with respect thereto.
1.10 “LiveWorld Content” shall mean all text and multimedia information, including but not limited to sound, data, audio, video, graphics, photographs, artwork, and all other content and digital material of any description that is created by LiveWorld independent of eBay, or licensed to LiveWorld, and provided by LiveWorld pursuant to this Agreement.
1.11 “LiveWorld Materials” shall mean all pre-existing software, tools, designs, documentation, logos, trademarks, data, LiveWorld Content, and other pre-existing material that is (i) created by LiveWorld independent of eBay or licensed to LiveWorld by a third party, (ii) owned by LiveWorld or Licensed to LiveWorld by a third party and (iii) provided to eBay by LiveWorld or used by LiveWorld for eBay’s benefit in connection with this Agreement.
1.12 “LiveWorld Services” or “Services” shall mean the services and/or products to be provided by LiveWorld to eBay as further described in this Agreement including, but not limited to, the exhibits attached hereto.
1.13 “LiveWorld Web Site” shall mean all the files located on the web server(s) addressed through the worldwide web portion of the Internet by the following URLs at http://www.liveworld.com and all other variations of the liveworld.com domain name.

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1.14 “Locations” shall mean the chat, discussion, eBay groups, eBay answer center and other such User forums that are identified by eBay in writing as being governed by the Board Usage Policy and that shall be hosted by LiveWorld as part of the LiveWorld Services in accordance with this Agreement.
1.15 “PayPal Site” shall mean the web site located at www.paypal.com which is owned and operated by PayPal, Inc., an eBay Affiliate.
1.16 “Privacy Policy” shall mean the then-current privacy policy currently available at http://pages.ebay.com/help/community/png-priv.html which governs the use of User information provided to eBay by Users.
1.17 “Transaction Data” shall mean: information about User traffic derived from “cookies”, purchases and other activity tracking mechanisms and all psychographic, demographic and preference profiles derived there from on the LiveWorld Web Site or the eBay Site.
1.18 “User” or “Users” shall mean any person who accesses any page of an eBay Site, or the PayPal Site, as applicable.
1.19 “User Agreement” shall mean the then-current terms and conditions that govern the use of the eBay Sites.
1.20 “User Data” shall mean information provided by a User when using LiveWorld Services (including, but not limited to, names, email addresses, credit card numbers, shopping preferences and demographic information).
2.	LiveWorld Services
2.1 For the duration of the Term LiveWorld shall provide to eBay and the applicable eBay Affiliates (as identified in Exhibit A-2 or a SOW (defined below)) the LiveWorld Services identified in Exhibit A-1 and A-2 to this Agreement in accordance with the terms and conditions of the Agreement and the exhibits attached hereto. A further description of certain LiveWorld Services identified in Exhibits A-1 and A-2 and additional terms that relate to such LiveWorld Services is attached hereto as Exhibit A-3. The parties acknowledge and agree that as part of the LiveWorld Services, LiveWorld will continue to provide eBay with access to the eBay Site activity reporting tools that are made available to eBay as of the Effective Date of this Agreement. LiveWorld will operate the LiveWorld Services on its systems and network infrastructure and shall provide all necessary hardware, software, network equipment and bandwidth to implement and maintain the LiveWorld Services. All web pages that LiveWorld shall provide to Users in connection with the LiveWorld Services shall be subject to eBay’s prior review and written approval which may be withheld in eBay’s sole discretion.
2.2 In order to facilitate and permit LiveWorld to render the LiveWorld Services, eBay will provide certain mutually agreed upon resources and eBay Content that is necessary to deploy the LiveWorld Services.
2.3 LiveWorld acknowledges and agrees that from time to time during the term of the Agreement eBay or an eBay Affiliate may (i) request LiveWorld to provide certain LiveWorld Services on the PayPal Site or additional international eBay Sites that aren’t identified in Exhibit A-2 and/or (ii) request LiveWorld to provide additional LiveWorld Services (i.e., LiveWorld Services that aren’t identified in Exhibit A-2 as being provided for such international eBay Sites) for the international eBay Sites identified in Exhibit A-2. In the event that LiveWorld agrees to provide such LiveWorld Services, the parties shall sign a statement of work in the form attached hereto as Exhibit F (“SOW”) before the new services shall begin. Fees for these new services shall be determined in accordance with Exhibit B. Each such SOW shall (a) be incorporated into this Agreement by reference, (b) contain additional terms and conditions that are specific to the LiveWorld Services provided and (c) not be deemed effective until signed by both parties.

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2.4 LiveWorld acknowledges and agrees that in its role as a service provider hereunder, it shall not be entitled to communicate directly with any Users under LiveWorld’s name and all communications sent by LiveWorld to Users must come from an eBay email alias. Accordingly, in performing the LiveWorld Services contemplated under this Agreement LiveWorld shall clearly identify all communications required hereunder as originating from eBay or the appropriate eBay Affiliate (unless otherwise expressly agreed to in the applicable SOW). Further, the provision of the LiveWorld Services shall be “transparent” to Users such that no references will be made to LiveWorld in any communications with Users and the URL used to communicate with Users shall not make any reference to LiveWorld. All templates used by LiveWorld to communicate with Users shall be subject to eBay’s prior review and written approval.
2.5 Minimum Site Performance. During the Term of the Agreement, the LiveWorld Site, LiveWorld Services and all related technology necessary to operate the LiveWorld Site and Live World Services will meet performance standards, as indicated in Exhibit D.
2.6 LiveWorld acknowledges and agrees that it shall comply with the then-current version of the Board Usage Policy. eBay shall provide LiveWorld written notice of changes to Board Usage Policy in advance of the implementation of any changes. eBay and/or Users may notify LiveWorld that certain content that has been posted by Users within Locations violates the Board Usage Policy (“Reported Content”), with the understanding that Users may report such content through a reporting tool that shall be made available by LiveWorld in each Location. LiveWorld will review such Reported Content and determine if said Reported Content does in fact violate the Board Usage Policy. In the event LiveWorld determines that the Reported Content does in fact violate the Board Usage Policy, LiveWorld shall remove such Reported Content. LiveWorld shall notify eBay in writing (notification via email shall be deemed to be in writing) each time LiveWorld removes content from a Location prior to, or at the same time, LiveWorld removes such Reported Content. LiveWorld shall consult with eBay before LiveWorld decides not to remove any Reported Content from a Location that is alleged to be defamatory and shall follow eBay’s instructions related to the removal of such defamatory Reported Content. LiveWorld shall provide weekly reports to eBay identifying all Reported Content and actions taken by LiveWorld in connection with such Reported Content. The parties acknowledge and agree that: (i) eBay has sole and exclusive control over each Board Usage Policy and any all changes made thereto, and (ii) except as instructed by eBay in writing, LiveWorld has no authority to sanction or suspend Users or suspend a User’s access to the eBay Site or pages hosted by LiveWorld in the event a User violates a Board Usage Policy.
3	Financials
3.1 Fees; Separate Tracking/Invoices. LiveWorld will separately track the Services it performs for each eBay Site, and will issue separate invoices for each country as follows: invoices for Services related to the United States version of the eBay Site accessible at www.ebay.com will be sent to eBay Inc. and invoices for Services related to international eBay Sites will be sent to eBay International AG, or such other eBay Affiliate as may be specified by eBay from time to time. In consideration of the Services, the applicable eBay entity (eBay, eBay International AG, or other eBay Affiliate, as applicable) shall pay to LiveWorld the fees described in Exhibits A-1 and A-1 to this Agreement (the terms and conditions of which are hereby incorporated by this reference). All prices contemplated in this Agreement shall be in United States dollars and do not include sales, use, value-added or import taxes, customs duties, tariffs, or similar taxes that may be assessed by any jurisdiction.
3.2 Audit Rights. LiveWorld shall keep complete, clear, and accurate records regarding the services performed by LiveWorld, and LiveWorld’s obligations under this Agreement. Each party shall keep complete, clear, and accurate records regarding the calculation of fees and costs payable in connection with this Agreement. Each party shall have the right, upon [***] days prior written notice, to have an inspection and audit of the other party’s relevant books and records conducted by a mutually agreed upon independent audit professional chosen and paid by the auditing party no more than once every [***] months, during regular business hours at the other party’s offices and in a manner that does not interfere with regular business operations. Such auditing professional will be

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required to enter into a confidentiality agreement in the form specified by the party being audited, and shall not disclose any of the records of the party being audited to the auditing party.
3.4 Taxes. Each party shall be responsible for its respective taxes on any sales, use, excise, value-added, services, consumption, leases, franchise and privilege taxes on its business, taxes based on net income or gross receipts, and other taxes and duties payable by either party in the normal course of their business (other than taxes based on the paying party’s net income).
3.5 Invoicing; Payments; Late Charges. Except as otherwise expressly provided in the attached Exhibits (the terms and conditions of which are hereby incorporated by this reference) or SOW for any new service, invoices for LiveWorld Service fees shall be sent to eBay and eBay International AG (and/or eBay Affiliate, if applicable) as set forth in Section 3.1 on a monthly basis commencing [***] following the launch date specified in the applicable exhibit or SOW. Invoices for set-up fees shall be invoiced in accordance with the applicable SOW. [***] of the total fee for customizations of the LiveWorld Services shall be invoiced on the date the applicable SOW is signed by both parties, with the remaining [***] to be invoiced on the date on which LiveWorld delivers such customizations to eBay, unless otherwise mutually agreed upon by the parties in the applicable SOW. All invoices shall be due and payable no later than [***] days after eBay’s receipt of the invoice (hereinafter, the “Invoice Due Date”). Each party may accept any check or payment without prejudice to its rights to recover the balance due or to pursue any other right or remedy. No endorsement or statement on any check or payment or letter accompanying any check or payment or elsewhere will be construed as an accord or satisfaction. All payments shall be made in United States dollars.
4.	Use and Ownership of Data
4.1 Transaction Tracking and Data Collection. LiveWorld shall be responsible for tracking any Transaction Data required to perform the LiveWorld Services.
4.2 Use of User Data and Transaction Data. eBay shall own any User Data and/or Transaction Data gathered from the eBay Site or the LiveWorld Web Site in the course of performing this Agreement.
4.3	Nondisclosure of User Data and User Content. LiveWorld will treat User Data and Transaction Data with the same degree of care as LiveWorld treats its own Confidential Information, but in no event with less than reasonable care. LiveWorld will not disclose User Data or transaction Data to any third party, and will only use the User Data and Transaction Data to provide the LiveWorld Services as expressly described herein. LiveWorld agrees that it will comply with eBay’s and PayPal’s (in the event LiveWorld provides LiveWorld Services for the PayPal Site) then-current user agreement (“User Agreement”) and privacy policy (“Privacy Policy”) available on the eBay Sites and PayPal Site and all applicable laws relating to data protection and privacy, including providing any required consents, disclosures and/or notices, and making required privacy information available to a User. eBay will provide LiveWorld with fifteen days’ prior written notice of changes to the User Agreement and Privacy Policy. Without limiting the foregoing, LiveWorld will not sell, rent, lease, transfer, or otherwise disclose User Data or Transaction Data to any third party. In addition, without limiting the foregoing, LiveWorld (i) will not solicit or facilitate the solicitation by any third party of Users as a result of their status as eBay members, and LiveWorld will explicitly not refer to Users as “eBay Users” or “eBay members” (or any such reference) in any such promotions and (i) will not spam or otherwise send unsolicited communications to any User.

4.4	Information Security Service Level Agreement. LiveWorld agrees that it will comply with the Internal Security Service Level Agreement attached hereto as Exhibit E and incorporated herein by this reference.

4.5	Audit Rights. LiveWorld agrees that eBay, or its authorized representatives, shall have the right, at any time, upon reasonable notice, to perform an audit with respect to LiveWorld’s performance of its obligations under this Section 4. For purposes of such audit, LiveWorld shall grant eBay and its

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representatives full and complete access, during normal business hours and upon reasonable notice, to LiveWorld’s books, records, procedures, and information relating to the protection, storage, use, access and disclosure of the User Data, including, without limitation, all information relating to access to the User Data by authorized employees, and all other information required to ascertain any facts relative to LiveWorld’s performance hereunder. If any audit reveals a material inadequacy or insufficiency of LiveWorld’s performance of any of its obligations under this Section 4, then, without limiting any other rights or remedies of eBay under this Agreement or at law, upon receiving written notice of such inadequacy or insufficiency in performance, LiveWorld shall promptly develop a corrective action plan in cooperation with eBay, such plan to be subject to eBay’s approval, and promptly thereafter implement such plan at LiveWorld’s sole cost and expense. If after [***] days after eBay’s approval of the corrective action plan, LiveWorld is not able to cure the inadequacy or insufficiency, eBay shall have the right to cancel the Agreement, without penalty or additional fee.

5.	Proprietary Rights and Licenses
5.1 eBay Content. eBay owns all Intellectual Property Rights in the eBay Content all derivative works of the eBay Content. eBay hereby grants LiveWorld a worldwide, nonexclusive, royalty-free license during the Term to use the eBay Content in the form provided by eBay solely for the sole purpose of providing the LiveWorld Services to eBay and subject to eBay’s prior review and written approval. LiveWorld acknowledges and agrees that it shall not modify the eBay Content without eBay’s prior review and written approval.
5.2 LiveWorld Materials. LiveWorld owns all Intellectual Property Rights in the LiveWorld Materials. LiveWorld hereby grants Client a worldwide, nonexclusive, royalty-free license during the Term to use, perform, and display LiveWorld Content and LiveWorld Materials used in connection with the LiveWorld Services pursuant to this Agreement. LiveWorld does not own any Intellectual Property Rights in the eBay Content.
5.3 Customizations. The parties acknowledge and agree that eBay may request LiveWorld to create Customizations pursuant to a SOW. LiveWorld owns all Intellectual Property Rights in the Customizations; provided, however, LiveWorld shall not make any such Customizations available to any third parties whatsoever without eBay’s prior written approval, which may be withheld in eBay’s sole discretion.
5.4	Trademarks.
5.4.1 Subject to the terms and conditions of this Agreement and eBay’s prior review and written approval, eBay hereby grants LiveWorld a nonexclusive, non-transferable, revocable, worldwide, royalty-free license to use eBay’s trademarks, trade names and logos (collectively, “eBay Trademarks”) solely in connection with LiveWorld’s performance of its obligations and duties under this Agreement. LiveWorld shall comply with any usage guidelines, which may be provided by eBay in connection with the eBay Trademarks, and shall not challenge eBay’s ownership of the eBay Trademarks.
5.4.2 Subject to the terms and conditions of this Agreement, LiveWorld hereby grants eBay a nonexclusive, non-transferable, revocable, worldwide, royalty-free license to use LiveWorld’s trademarks, trade names and logos (collectively, “LiveWorld Trademarks”) solely in connection with eBay’s marketing activities under this Agreement. eBay shall comply with any usage guidelines, which may be provided by LiveWorld in connection with the LiveWorld Trademarks, and shall not challenge LiveWorld’s ownership of the LiveWorld Trademarks.
5.5	Proprietary Notices. Both parties agree not to remove any copyright or other proprietary rights notices from the other party’s trademarks or Content without the other party’s prior written consent.

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6.	Representations and Warranties

6.1	Mutual Representations and Warranties. Each party represents and warrants to the other party that:
6.1.1 When executed and delivered by both parties, the Agreement will constitute the legal, valid, and binding obligation of the parties, enforceable against both parties in accordance with the terms and conditions of the Agreement.
6.1.2 Each party’s execution of the Agreement, and the performance of its obligations and duties hereunder, do not and will not violate any agreement to which such party is a party of is otherwise legally bound.
6.2	eBay Representations and Warranties. eBay represents and warrants that:
6.2.1 eBay has the full corporate authority, right and power to enter into, execute and deliver this Agreement, and to perform its obligations hereunder;
6.3	LiveWorld Representations and Warranties. LiveWorld represents and warrants that:
6.3.1 LiveWorld has the full corporate authority, right and power to enter into, execute and deliver this Agreement, and to perform its obligations hereunder;
6.3.2 LiveWorld shall comply with all applicable laws, statutes, ordinances, rules and regulations of each county, state and city or other political entity with jurisdiction over the LiveWorld Services.
6.3.3 LiveWorld has all proprietary right, title, and interest in and to (or will secure prior to using) the LiveWorld Materials, owns or has rights to the copyright and all trade secret, trademark, trade name, and patents, and other proprietary rights in and to (or will secure prior to using) the LiveWorld Materials rand has full power, right, and authority to use and exploit the LiveWorld Materials in accordance with this Agreement;
6.3.4 LiveWorld Materials and use of the LiveWorld Materials by eBay will not violate any laws or regulations or third-party proprietary rights, including, without limitation, copyright, trademark, obscenity, rights of publicity or privacy, and defamation laws;
6.3.5 LiveWorld is now and will continue to be in compliance with all applicable international, federal, state, and local laws, rules, and regulations with respect to its obligations under this Agreement, including, but not limited to, the Digital Millennium Copyright Act and any amendments thereto; and
6.3.6 LiveWorld has obtained and will maintain, at its own expense, all applicable rights and authorizations to provide LiveWorld Content in conjunction with this Agreement, to operate the LiveWorld Web Site, and to perform its obligations under this Agreement, including, but not limited to, any and all international, federal, state, or local licenses and approvals.
6.3.7 LiveWorld warrants that the LiveWorld Service will not contain any virus or other harmful code.
7.	Mutual Disclaimer of Warranties
EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY WARRANTIES, WHETHER EXPRESS OR IMPLIED INCLUDING, WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR

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PURPOSE, AND WARRANTIES OF TITLE AND NON-INFRINGEMENT, WITH RESPECT TO THE LIVEWORLD SERVICES, THE EBAY SITES, THE PAYPAL SITE AND ANY OTHER TECHNOLOGY OR SERVICES. LIVEWORLD ASSUMES NO LIABILITY FOR ANY ACT OR OMISSION OF EBAY OR USERS. EBAY ASSUMES NO LIABILITY FOR ANY ACT OR OMISSION OF LIVEWORLD OR USERS. NEITHER PARTY ASSUMES ANY LIABILITY FOR THE QUALITY, AVAILABILITY, OR VALUE OF ANY GOOD OR SERVICE OFFERED BY A THIRD PARTY IN CONNECTION WITH THE EBAY SITES, PAYPAL SITE, LIVEWORLD SERVICES OR ANY INFORMATION AVAILABLE ON ANY EBAY SITES OR PAYPAL SITE. WITHOUT LIMITING ANY OBLIGATION OF LIVEWORLD UNDER THIS AGREEMENT INCLUDING BUT NOT LIMITED TO EXHIBIT D, LIVEWORLD SPECIFICALLY DISCLAIMS ANY WARRANTY THAT THE LIVEWORLD SERVICES WILL OPERATE AT ALL TIMES IN AN UNINTERRUPTED MANNER. EBAY DOES NOT REPRESENT OR WARRANT THAT THE EBAY SITE WILL OPERATE SECURELY OR WITHOUT INTERRUPTION.
8.	Mutual Limitation of Liability
EXCEPT IN THE EVENT OF A BREACH OF SECTION 10 (“CONFIDENTIALITY”), NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR ANY INCIDENTAL, INDIRECT, CONSEQUENTIAL, SPECIAL, OR PUNITIVE DAMAGES OF ANY KIND OR NATURE, INCLUDING WITHOUT LIMITATION LOST REVENUES OR PROFITS OR LOST BUSINESS WHETHER BASED ON BREACH OF CONTRACT, OR IN TORT. EXCEPT IN THE EVENT OF A BREACH OF SECTIONS [10] (“CONFIDENTIALITY”) OR A CLAIM UNDER SECTION [9] (“INDEMNITY”), IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY IN AN AMOUNT GREATER THAN THE AMOUNT(S) RECEIVED BY LIVEWORLD FROM EBAY UNDER THIS AGREEMENT DURING THE LAST TWELVE (12) MONTHS PREVIOUS TO THE DATE THE CLAIM OF LIABILITY IS MADE. THIS LIMITATION OF EACH PARTY’S LIABILITY IS CUMULATIVE, WITH ALL PAYMENTS FOR CLAIMS OR DAMAGES IN CONNECTION WITH THIS AGREEMENT BEING AGGREGATED TO DETERMINE SATISFACTION OF THE LIMIT. THE EXISTENCE OF ONE OR MORE CLAIMS WILL NOT ENLARGE THE LIMIT.
9.	Indemnity
9.1 eBay Indemnity. eBay agrees to defend, indemnify and hold LiveWorld, and its successors, officers, directors and employees, harmless from any and all claims, demands, costs, liabilities, expenses and damages, including reasonable attorneys’ fees, which LiveWorld may incur as a result of any third party actions to the extent such third party actions arise out of or relate to: (i) a breach of any representation, warranty, covenant of eBay under this Agreement, or use of the LiveWorld Services by eBay in violation of the terms of this Agreement; (ii) infringement by any eBay Mark of a U.S. copyright, trademark right or other intellectual property right of a third party or misappropriation of any third party trade secret, except where such eBay Mark has been modified without authorization, and such modification is the basis of the Claim; and (iii) violation of the terms and conditions of the Board Usage Policy, User Agreement or Privacy Policy of an applicable federal or state law, provided that eBay shall have no indemnification obligations under this Section 9.1 to the extent such claims arise from or relate to improper actions taken by LiveWorld, or any failure of LiveWorld to comply with the terms of this Agreement, in connection with LiveWorld’s enforcement of the Board Usage Policy. Such indemnification will be eBay’s sole and exclusive obligation and LiveWorld’s sole and exclusive remedy as a result of any third party actions arising from infringement.

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9.2 LiveWorld Indemnity. LiveWorld agrees to defend, indemnify and hold eBay, and its successors, officers, directors and employees, harmless from any and all claims, demands, costs, liabilities, expenses and damages, including reasonable attorneys’ fees, which eBay and/or any eBay Affiliate may incur as a result of any third party actions to the extent such third party actions arise out of or relate to (i) a breach of any representation, warranty or covenant of LiveWorld under this Agreement; (ii) a claim by a third party that data, an image, text, logo, or other content on the LiveWorld Web Site or in the LiveWorld Materials infringes an Intellectual Property Right held by any third party; (iii) a claim by a third party that LiveWorld has, by means of and in the course of providing the LiveWorld Services, defamed or libeled, misused private data, or invaded the privacy of that third party; (iv) LiveWorld’s failure to comply with the Board Usage Policy and/or eBay’s written instructions relating to LiveWorld’s enforcement of the Board Usage Policy; and (v) infringement by the LiveWorld Services and/or LiveWorld Materials of a any copyright, trademark right or other intellectual property right of a third party or misappropriation of any third party trade secret, except where such LiveWorld Services and/or LiveWorld Materials have been modified by eBay without authorization, and such modification is the basis of the Claim. Such indemnification will be LiveWorld’s sole and exclusive obligation and eBay’s sole and exclusive remedy as a result of any third party actions arising from infringement.
9.3 Indemnity Notice and Process. In connection with any claim for indemnification under this Section 9, the party seeking indemnification, as a condition of the indemnity, must: (i) give the indemnifying party prompt written notice of the claim; (ii) cooperate fully with the indemnifying party in the defense, handling, and settlement of the claim, and (iii) permit the indemnifying party to control the defense and settlement of the claim; provided that the indemnifying party may not settle the claim without the indemnified party’s prior written consent.
10.	Confidentiality
10.1 Non-Disclosure. Subject to the exceptions and proviso set forth in this Section 10, each party agrees that it shall not make use of, disseminate, or in any way disclose the other party’s Confidential Information to any third party, person, firm or business, except as authorized by this Agreement and to the extent necessary for performance of this Agreement. Each party agrees that it shall disclose Confidential Information only to those of its employees and/or contractors who need to know such information and who have previously agreed to be bound by the terms and conditions of this Agreement. Each party agrees that it will treat all Confidential Information of the other party with the same degree of care as it accords its own Confidential Information, but in no event shall the standard of care accorded to Confidential Information of one party in the possession of the other party be less than the reasonable standard of care. User Data and Transaction Data shall be deemed Confidential Information of eBay.
10.2 Exceptions. The receiving party’s obligations with respect to any portion of Confidential Information will terminate if the receiving party can demonstrate that: the Confidential Information was in the public domain at the time it was communicated to the receiving party by the disclosing party; or it entered the public domain after the time it was communicated to the receiving party by the disclosing party through no fault of the receiving party; or it was rightfully in the receiving party’s possession free of any obligation of confidence at the time it was communicated to the receiving party by the disclosing party; or it was developed by the receiving party independently of and without reference to any information communicated to the receiving party by the disclosing party.
10.3 Permitted Disclosure. Either party may disclose the existence and terms of the Agreement to actual and prospective investors and their counsel and advisors in connection with any private placement of securities, in connection with a merger, acquisition, or sale of all or substantially all of its assets provided such prospective investors and their counsel and advisors are bound by confidentiality restrictions that protect the confidential nature of the terms of this Agreement and that are no less protective than those set forth in this Agreement. Disclosure of Confidential Information shall not be a violation of this Agreement if the disclosure was pursuant to applicable

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federal, state or local law, regulation, court order, or other legal process; provided that the party must first notify the other party of such disclosure requirement or order and use reasonable efforts to obtain, or permit the other party to obtain, confidential treatment or a protective order therefore.
11.	Term and termination
11.1 Term. Unless terminated earlier pursuant to the termination provisions in this Section 11, this Agreement shall remain in effect for [***] year from the Effective Date (the “Initial Term”). The Agreement will then automatically renew for an additional [***] months (“Renewal Term”) unless either party notifies the other in writing at least [***] days prior to the end of the Initial Term that it will not renew the Agreement. The Initial Term and Renewal Term shall collectively be referred to herein as “Term” or “term”. The fees applicable to any renewal of this Agreement after the Initial Term are those listed in Exhibit A-1 and A-2.
11.2 Termination for Breach. Either party may terminate this Agreement upon a breach of any material term of this Agreement if the non-breaching party gives notice of the breach and the other party fails to cure the breach (i) within [***] calendar days after written notice is sent. eBay may terminate this Agreement: (1) after [***] days written notice to LiveWorld if LiveWorld fails to achieve the performance service levels set forth in Section 1.1 Exhibit D [***] in a [***]-day period or [***] times in a [***]-day period; (2) after [***] days written notice to LiveWorld if LiveWorld fails to meet any of its obligations set forth in Sections 2-10 of Exhibit D and does not cure such failure within [***] days following written notice thereof; or (3) in accordance with Exhibit E (“Information Security Service Level Agreement”).
11.3 Termination Due To Inability to Perform. In the event that LiveWorld becomes unable to perform its obligations under this Agreement due to financial problems or the commencement of a bankruptcy or insolvency proceeding, then eBay may terminate this Agreement upon [***] hours fax, written or e-mail notice to LiveWorld of its election to terminate. In the event that eBay elects to terminate this Agreement pursuant to this Section 11.4, Licensee grants eBay a nonexclusive, royalty-free, worldwide, perpetual license to use all software necessary to keep the discussion boards running effective immediately upon the date on which eBay terminates this Agreement in accordance with this Section 11.3.
(a)	Limitation of Applicability. This Section 11.4 is limited only to terminations that occur as a result of LiveWorld’s inability to perform its obligations under this Agreement due to financial problems and/or the commencement of a bankruptcy or insolvency proceeding.
11.4 Effects of Expiration or Termination. Upon the expiration or termination of the Agreement, each party shall destroy all Confidential Information of the other party in its possession, or, at the request of the other party, return such Confidential Information to the other party. All accrued payment obligations of LiveWorld and eBay shall survive expiration or termination of this Agreement. The provisions of this Agreement respecting Definitions (§1), Use of Data (§4), Proprietary Rights (§5), Representations and Warranties (§6), Mutual Disclaimer of Warranties (§7), Mutual Limitation of Liability (§8), Indemnity (§9), Confidentiality (§10) and certain General Provisions (§§12.2, 12.3, 12.5) shall survive any expiration or termination of this Agreement.
12.	General Provisions
12.1 Independent Contractors. Notwithstanding the use of the term “partner” in this Agreement, the attached Exhibits and/or any marketing materials or press releases generated in connection with this Agreement, the relationship of LiveWorld and eBay is that of independent contractors. Nothing in this Agreement shall (i) be construed to create a partnership or joint venture between LiveWorld and eBay, (ii) give either party the power to

Confidential – LiveWorld Services Agmt	Page 10 of 10

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
direct or control the day-to-day activities of the other, (iii) grant authority to the other party, or allow either party to create, assume or enter into agreements of any kind on behalf of the other party for any purpose whatsoever.
12.2 Assignment. This Agreement will bind and inure to the benefit of each party’s permitted successors and assigns. Neither party may assign this Agreement, in whole or in part, without the other party’s prior written consent; provided, however, that this Agreement may be assigned by eBay, or the rights and obligations of this Agreement may be transferred by eBay, in the course of a change of control transaction, in which a majority and controlling interest in the eBay’s voting shares or other securities is transferred to an acquiring company. eBay may also assign this Agreement, in whole or in part, to any eBay Affiliates upon prior written notice to LiveWorld. Any assignment, or attempted assignment, in violation of this Section 12.3 shall be null and void and of no effect whatsoever.
12.3 Force Majeure. Without limiting the foregoing, neither party shall be liable for any failure or delay resulting from any governmental action, fire, flood, insurrection, earthquake, riot, explosion, embargo, act of terrorism; transportation interruption of any kind, or any other condition beyond the control of the affected party. This section shall not apply to the payment obligations hereunder.
12.4 Governing Law. This Agreement and the legal relations between the parties arising hereunder shall be governed by and interpreted in accordance with the laws of the State of California exclusively; as such laws apply to agreements between California residents to be performed entirely in this state. Both parties submit to personal jurisdiction in California and further agree that any cause of action arising under this Agreement will be brought exclusively in the County of Santa Clara, State of California.
12.5 Complete Agreement. This Agreement contains the entire understanding of the parties hereto with respect to the transactions and matters contemplated by the parties. The Agreement supersedes all previous agreements between LiveWorld and eBay concerning the subject matter of this Agreement. Neither party has relied on any statement, representation or promise of the other party or of any officer, agent, employee or attorney for the other party, in executing this Agreement except as expressly stated in this Agreement.
12.6 Severability & Waiver. In the event any provision of this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, the remaining provisions shall remain in full force and effect. No waiver of any breach of any provision of this Agreement, or any delay in exercising rights hereunder, shall constitute a waiver of any prior, concurrent or subsequent breach of the same or any other provisions hereof, and no waiver shall be effective unless made in writing and signed by an authorized representative of the waiving party.
12.7 Notices. All notices, demands and other communications hereunder shall be in writing to the addresses specified in Exhibit C to this Agreement, and shall be deemed to have been duly given as follows: (i) if sent by personal delivery when delivered personally; (ii) if sent by established overnight courier upon written verification of receipt; (iii) if sent by facsimile transmission when receipt is confirmed orally; or (iv) if sent by first class mail, postage fully pre-paid, on the fifth (5th) calendar day after the notice is deposited in a U.S. Postal Services mail box or with any U.S. Post Office. All notices must be sent to the contact person for notices at the addresses specified in the attached Exhibit C. Either party may change their contact and/or contact address by means of notice to the other party given in accordance with this Section 12.8; provided, however, that until such notice is duly given, notices shall be deemed duly and properly given if delivered to the last address provided by the other party in accordance with this Section 12.8.
12.8 Publicity. Neither party shall issue any press release nor make any public statement regarding this Agreement (including the terms and existence thereof) or the relationship of the parties without the other’s prior written approval which may be withheld in either party’s sole discretion. Nothing herein shall require either party to approve the issuance of a press release nor obligate either party to participate in a press release with the other. Neither party will make any public disclosure of the specific business terms of this Agreement without the prior

Confidential – LiveWorld Services Agmt	Page 11 of 10

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
consent of the other party, except as required by law. Subject to eBay’s prior review and written approval which shall not be unreasonably withheld, LiveWorld may identify eBay as a customer of LiveWorld on the LiveWorld Web Site.
12.9 Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall be deemed an original, and all of which, taken together, shall constitute one and the same Agreement. A counterpart of this Agreement transmitted by a party hereto to the other parties by facsimile transmission and bearing the signature of such party shall be deemed an original hereof and may be relied upon by the recipient as duly executed and effective notwithstanding the fact that the recipient did not receive an original copy of the transmitter’s signature.
12.10 Exhibits. All The Exhibits referenced herein are incorporated herein by reference.
12.11 Captions. The captions and headings used in this Agreement are for the convenience of the parties and shall not be utilized to interpret, construe or define the provisions of this Agreement.
12.12 Remedies. Except as provided herein, the rights and remedies of each party set forth in this Agreement are not exclusive and are in addition to any other rights and remedies available to it at law or in equity.
12.13 Non-disclosure of Agreement Terms. Neither party shall disclose to third parties, other than its agents and representatives on a need-to-know basis, the terms of this Agreement or any Exhibits hereto without the prior written consent of the other party, except either party shall be entitled to disclose such terms to the extent required by law.
12.14 Time is of the Essence. Time is of the essence with respect to the terms, conditions, obligations and duties under this Agreement.
12.15 Amendment. This Agreement may only be amended by a written instrument executed by all parties hereto.
12.16 Third Party Beneficiaries. This Agreement is solely for the benefit of the parties and their successors and permitted assigns, and, except as expressly provided herein or in any schedule hereto, does not confer any rights or remedies on any other person or entity.
12.17 Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the respective parties hereto, their respective successors and permitted assigns.
NO CHANGES OR ALTERATIONS TO THIS FORM OF AGREEMENT SHALL BE BINDING, EFFECTIVE, OR ENFORCEABLE AGAINST EITHER PARTY UNLESS EACH CHANGE OR ALTERATION HAS BEEN INITIALED BY A DULY-AUTHORIZED OFFICER OF BOTH PARTIES.
IN WITNESS WHEREOF, the parties have caused this Service Agreement to be executed by their duly authorized representatives as of the Effective Date.

LiveWorld, Inc. (“LiveWorld”)	eBay Inc. (“eBay”)

Confidential – LiveWorld Services Agmt	Page 12 of 10

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

By:		By:

Name:		Name:

Title:		Title:

Address:	1919 South Bascom Ave	Address:	2145 Hamilton Avenue
	Campbell, CA 95008		San Jose, California 195125
Fax No.:	(408) 871-5204	Fax No.:	(408)

Confidential – LiveWorld Services Agmt	Page 13 of 10

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
Exhibit A-1
US Current Deployed
Service Fee Schedule
LiveWorld shall provide the following Services for www.eBay.com in accordance with the Agreement and all exhibits attached hereto at the recurring monthly fees set forth below for the Term of the Agreement.

	Monthly Fee	Monthly Fee	Monthly Fee
LiveWorld Services	[***]	[***]	[***]
	[***] PV/Mo	[***] PV/Mo	[***] PV/Mo
US Discussion Board	$[***]	$[***]	$[***]
US Chat Board	$[***]	$[***]	$[***]
US AnswerCenter	$[***]	$[***]	$[***]
US User Groups	$[***]	$[***]	$[***]
	[***] Hrs/Mo	[***] Hrs/Mo	[***] Hrs/Mo
US Moderation	$[***]	$[***]	[***]
US Events	(see Exh. B)	(see Exh. B)	(see Exh. B)
Total	$[***]	$[***]	$[***]

•	For each [***] page views above the amounts listed in the table above, a recurring fee of $[***] per month will be added to the fees charged.

	Monthly Fee	Monthly Fee	Monthly Fee
Service	[***]	[***]	[***]
	[***]K PV/Mo	[***]K PV/Mo	[***]K PV/Mo
US Developer Board*	$[***]	$[***]	$[***]
For each [***] page views above the amounts listed in the table above, a recurring fee of $[***] per month will be added to the fees charged.
LiveWorld shall provide the following Services to PayPal, Inc. for the PayPal Site in accordance with the Agreement and all exhibits attached hereto at the recurring monthly fees set forth below for the Term of the Agreement.

	Monthly Fee	Monthly Fee	Monthly Fee
Service	[***]	[***]	[***]
	[***] PV/Mo	[***] PV/Mo	[***] PV/Mo
US PayPal API Board	$[***]	$[***]	$[***]
For each [***] page views above the amounts listed in the table above, a recurring fee of $[***] per month will be added to the fees charged.

Confidential – LiveWorld Services Agmt	Exhibit A-1

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
Exhibit A-2
eBay International Current Deployed
Service Fee Schedule
LiveWorld shall provide the following Services for the international eBay Sites indicated below in accordance with the Agreement and Exhibit A-3 at the recurring monthly fees set forth below for the Term of the Agreement:

LiveWorld Services and	Monthly Fee	Monthly Fee	Monthly Fee
eBay Sites	[***]	[***]	[***]
Canada www.ebay.ca	[***] PV	[***] PV	[***]
Discussion Boards — English	$[***]	$[***]	$[***]
Chat Boards	$[***]	$[***]	$[***]
	[***] Hrs/Mo	[***] Hrs/Mo	[***] Hrs/Mo
Moderation — English	$[***]	$[***]	$[***]
Australia www.ebay.com.au	[***] PV	[***] PV	[***] PV
Discussion Boards – English	$[***]	$[***]	$[***]
Chat Boards	$[***]	$[***]	$[***]
	[***] Hrs/Mo	[***] Hrs/Mo	[***] Hrs/Mo
Moderation — English	$[***]	$[***]	$[***]
UK www.ebay.co.uk	[***] PV	[***] PV	[***] PV
Discussion Boards – English	$[***]	$[***]	$[***]
Chat Boards	$[***]	$[***]	$[***]
	[***] Hrs/mo	[***] Hrs/Mo	[***] Hrs/Mo
Moderation — English	$[***]	$[***]	$[***]
French www.ebay.fr	[***] PV	[***] PV	[***] PV
Discussion Boards — French	$[***]	$[***]	$[***]
Chat Boards	$[***]	$[***]	$[***]
German www.ebay.de	[***] PV	[***] PV	[***] PV
Discussion Boards – German	$[***]	$[***]	$[***]
Chat Boards — German	$[***]	$[***]	$[***]
Italian www.ebay.it	[***] PV	[***] PV	[***] PV
Discussion Boards – Italian	$[***]	$[***]	$[***]
Chat Boards – Italian	$[***]	$[***]	$[***]
The Netherlands www.ebay.nl	[***] PV	[***] PV	[***] PV
Discussion Boards – Dutch	$[***]	$[***]	$[***]
Discussion Boards - Dutch/Belgium	$[***]	$[***]	$[***]
Belgium www.ebay.be	[***] PV	[***] PV	[***] PV
Discussion Boards – Dutch	$[***]	$[***]	$[***]
Discussion Boards – French
Chat Boards – Dutch
Chat Boards – French

Confidential – LiveWorld Services Agmt	Exhibit A-2

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

LiveWorld Services and eBay	Monthly Fee	Monthly Fee	Monthly Fee
Sites	[***]	[***]	[***]
Taiwan www.tw.ebay.com	[***] PV	[***] PV	[***] PV
Discussion Boards – Taiwan	$[***]	$[***]	$[***]
Taiwan (Special)*	[***] PV	[***] PV	[***] PV
Listing Q&A for Taiwan	$[***]	$[***]	$[***]
Spanish Discussion Board www.ebay.com/es	[***] PV	[***] PV	[***] PV
	$[***]	$[***]	$[***]
Hong Kong www.ebay.com.hk – Bundled price for the following LiveWorld Services: Discussion Board, Chat Board and Answer Center	[***] PV	[***] PV	[***] PV
	$[***]	$[***]	$[***]
Singapore www.ebay.com.sg — – Bundled price for the following LiveWorld Services: Discussion Board, Chat Board and AnswerCenter	[***] PV	[***] PV	[***] PV
	$[***]	$[***]	$[***]
China Discussion Board www.eachnet.com	[***] PV	[***] PV	[***] PV
	$[***]	$[***]	$[***]

•	For each [***] page views above the amounts listed in the table above, a recurring fee of $[***] per month will be added to the fees charged.

•	The URLs of each international eBay Site listed above may be changed from time to time by eBay.

* eBay may cancel this LiveWorld Service (Listing Q&A for Taiwan) at any time upon [***] days prior written notice. eBay shall not be required to pay any fees associated with this LiveWorld Service, after such cancellation, in the event eBay cancels such LiveWorld Service.
All of the international eBay Sites listed above are owned and operated by eBay International A.G. (an eBay Affiliate), excluding www.ebay.com.au which is owned and operated by eBay International Inc. (an eBay Affiliate) and www.eachnet.com which is owned and operated by EachNet (an eBay Affiliate).

Confidential – LiveWorld Services Agmt	Exhibit A-2

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
Exhibit A-3
Description of LiveWorld Services and Terms Relating to Each Such LiveWorld Service
As set forth in the recitals, LiveWorld provided the LiveWorld Services to eBay under the Original Contract as modified by the Addendums. Although this Agreement has replaced the Original Contract, LiveWorld acknowledges and agrees that LiveWorld Services provided under this Agreement shall have the features and functionalities that are included as part of the LiveWorld Services provided by LiveWorld as of the Effective Date. Such features and functionalities include, but shall not be limited to, the following:
A.	Discussion Board Service

Features:
•	Threaded discussion board service where users may post and reply to messages from other users.

•	Pink Highlight for eBay employee posts

•	Ability to search for all posts for a specified user through the search engine, sorted by date/time, and to have both options: delete all posts returned or delete individual posts

•	Ability to customize functionality of an employee in the hierarchy (eBay will set criteria per specified admin. level)

•	Ability to move topics to different folders, ability to set topics as “read only” and ability to set topics at the top of the topic list and have them remain there (lock thread)

•	Posts will be listed in order of time received only (chronological order, first to last, only)

•	# of posts that are viewed per page will be able to be a set amount, of about 20.

•	30 day viewing of threads/posts. If after 30 days no one has posted to a specific thread, that thread and all posts in that thread permanently disappear

•	Admin. Hierarchy:
o	Moderator (Authorized by individual User ID) — View, post, search ,subscribe, use general “public” features, delete posts and discussions, lock discussions, block (suspend) member, reinstate member, perform moderation functions
•	Reports:
o	All Reports customizable by Day, Week, Month

o	Page Views report by all folders and by individual folder, by discussion

o	Post reports by all folders and by individual folders

o	Discussions: total overall, total new, by board, by folder
•	Administrative Functionality:
o	Administrator — sets access levels and authorizations (i.e. edit general functions available at the Manager level, at the Moderator Level, at the Member Level, at the Visitor level; authorize individuals for any access higher than Member), perform all functions given at lower levels, set Feature access (i.e. turn edit on/off), Create/Delete Boards, Access all reports, Change Look/Feel of folders, View Change Logs, Perform top-level functions (i.e. change over-all Board Design across all boards, Add new Marketing Widget areas to boards or folders, etc.)

o	Manager (Authorized by individual User ID — may be site-specific, e.g., AllBoards, eBayUK only, eBay Canada only, core eBay only, etc) — Perform all functions given at lower levels, access reports, View email addresses and IP addresses, Create/Delete Folders, Set Discussions at top of Discussion List, Change content of Marketing Widget areas (i.e. Topic of the Day, etc), Setfolders “read only”, “reply only”, or “moderate”

Confidential – LiveWorld Services Agmt	Exhibit B

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
•	Member (Any eBay-registered user when logged in)- View, Post, Search, Subscribe, use general “Public” feature
•	Auto suspend users for a specified period of time, and have them automatically reinstated

•	Ability for administration to view members email address

•	Pagination of Topics, and of posts in topics (i.e., “1-20, 21-40, 41-60” or “1,2,3,4,5”, as well as “forward, back”)

•	Post Removals: total overall, by board, by folder

•	Develop ability to transfer data to eBay data warehouse
B.	Chat Board Service

Features:
•	Scrolling chat message service

•	Display up to 200 messages in linear fashion

•	User selectable number of messages timeframe

•	Chat board administration and reporting
C.	AnswerCenter Service

Features:
•	Q&A posting technology

•	Member ratings

•	Recognition systems

•	Q&A board messaging service

•	Watch list and Subscriptions

•	Administration and reporting

•	Advanced integrated search

•	Email digests

•	Attachments

•	Community metrics

•	A dedicated LiveWorld community manager and a LiveWorld team assigned to provide the Service
D.	User Groups Service

Features:
•	Online user groups services

•	Allow users to create public or private groups

•	Allow eBay to create hidden groups

•	Provide search by region and user group category

•	Group functions/features:
o	Group welcome page

o	Group home page

o	Member lists

o	Announcements

o	Discussions

o	Photo Album

Confidential – LiveWorld Services Agmt	Exhibit B

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
o	Event Calendar

o	Polls

o	Invite members

o	Email members

o	Report abuse

o	Remove me link
•	Group administration for group leaders

•	System-wide administration for ebay
E.	Moderation Services

Features:
•	Users with will access to a “Report” button on messages in designated areas to allow users to self-report violations of eBay’s Board Usage Policy

•	LiveWorld will review all reported posts to evaluate if those posts violate the Board Usage Policy and remove Reported Content that violates such Board Usage Policy

•	LiveWorld and eBay shall mutually agree upon the process in writing that LiveWorld shall follow for deleting content, reporting the violation to the User, sanctioning Users and notifying eBay of actions taken by LiveWorld

•	LiveWorld shall provide reporting of Reported Content and actions taken by LiveWorld in connection with such Reported Content in accordance with the terms of this Agreement
F.	Events

Features:
•	Organized venue for online, text-based, live auditorium-style events for up to 5,000 visitors

•	Standard duration of 60-minutes per event

•	Client may provide and include either a slide show or web tour (up to 10 URL’s) with each event at no additional charge

•	Standard text-based chat event

•	Backstage area to provide privacy for Client’s guests

•	Moderation and question screening provided

•	Integrated chat and question submission and screening

•	Multiple levels of audience conversation provided

•	Language filters for a clean, well-lighted experience

•	Optional password protection

•	Complete transcript of Client’s event (for text chat only)

•	EZTalk chat client using IRC and HTTP protocols

•	HTML chat client available for easier penetration of corporate firewalls

•	Event reporting including total unique users, peak users and number of questions submitted

•	Edited transcript of the event, if needed

Confidential – LiveWorld Services Agmt	Exhibit B

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
G.	Network Defense Service

Features:
•	Advanced protection against Denial of Service attacks, worms, and viruses
H.	Polls

Feature:
•	Single poll question using single response or multiple response style format

•	Optional display for users of poll results

•	Poll duration active for 5 days

•	Additional fees may apply for customized look-and-feel or HTML set-up eBay shall provide question text and answer list prior to LiveWorld setting up the poll. Once LiveWorld sets up the Poll, eBay shall have one round of edits. Additional editing may incur additional fees.
I.	US Developer Board

Features: Same as features listed in Section C, AnswerCenter Features
J.	PayPal Developer Board

Features: The PayPal Developer Board uses the LiveWorld’s standard LiveForum service, version 3.2 which includes:
•	Threaded discussion board

•	Member ratings

•	Watch list and Subscriptions

•	Administration and reporting

•	Advanced integrated search

•	Attachments

•	Community metrics

Confidential – LiveWorld Services Agmt	Exhibit B

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
Exhibit B
Standard Fees for LiveWorld Services on New International eBay Sites and Additional Live World Services on Existing International eBay Sites
LiveWorld acknowledges and agrees that eBay may request LiveWorld, pursuant to a SOW to provide certain LiveWorld Services on additional international eBay Sites that aren’t identified in Exhibit A-2 from time to time during the Term of the Agreement and/or request LiveWorld to provide additional LiveWorld Services (i.e., LiveWorld Services that aren’t identified in Exhibit A-2 as being provided for such international eBay Sites) for the international eBay Sites identified in Exhibit A-2. In the event eBay chooses to do so in eBay’s sole discretion, the parties will mutually agree in writing upon the LiveWorld Services to be provided and the associated fees with the understanding that the fees for such LiveWorld Service shall be no more than the fees set forth in the table below.

		Monthly Fee	Monthly Fee	Monthly Fee
Service	Quantity	[***]	[***]	[***]
Discussions Boards, Chat Boards, or AnswerCenter
Standard Set-up (English)		$[***]	$[***]	$[***]
Standard Set-up (Unicode)		$[***]	$[***]	$[***]
Monthly Operating Fee	[***]K PV/month	$[***]	$[***]	$[***]
Monthly Operating Fee	< [***]K PV/mo	$[***]	$[***]	$[***]

Confidential – LiveWorld Services Agmt	Exhibit B

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

		Monthly Fee	Monthly Fee	Monthly Fee
Service	Quantity	[***]	[***]	[***]
User Groups
Set-up (English)		$[***]	$[***]	$[***]
Set-up (Unicode)		$[***]	$[***]	$[***]
Monthly Operating Fee	[***]K PV	$[***]	$[***]	$[***]

eBay QA Process		$[***]	$[***]	$[***]

Moderation
English	Per hour	$[***]	$[***]	$[***]
Non-English (subject to availability)	Per hour	$[***]	$[***]	$[***]

Consulting
Strategic Consulting	Per hour	$[***]	$[***]	$[***]
	Per day	$[***]	$[***]	$[***]
Development	Per hour	$[***]	$[***]	$[***]
	Per day	$[***]	$[***]	$[***]
	Per week	$[***]	$[***]	$[***]

Events	Per event	$[***]	$[***]	$[***]

Polls	Per Poll	$[***]	$[***]	$[***]

Network Defense Service		$[***]	$[***]	$[***]

US PayPal General Board
Set-up		$[***]	$[***]	$[***]
Monthly operating fee	1M PV/month	$[***]	$[***]	$[***]

•	For each [***] page views page views above the amounts listed in the table above, a recurring fee of $[***] per month will be added to the fees charged.

•	Note: Multiple services (Discussion Boards, Chat Boards, AnswerCenter, User Groups) implemented at the same time for one country will be [***]% of the listed fees in the above table.

Confidential – LiveWorld Services Agmt	Exhibit B

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
THIS PAGE INTENTIONALLY LEFT BLANK
Exhibit B

Copyright © 2004–LiveWorld, Inc.

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
EXHIBIT C
Legal Notices
LiveWorld, Inc.
Peter Friedman
Chairman and CEO
LiveWorld, Inc.
170 Knowles Drive, Suite 211
Los Gatos, CA 95032
Phone: 408-871-5200
Fax:   408-871-5300
eBay:
Mike Jacobson
General Counsel
eBay Inc.
2145 Hamilton Ave.
San Jose, CA 95125

Confidential – LiveWorld Services Agmt	Exhibit C

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
EXHIBIT D
Operations SLA Performance Standards
1.	Performance Standards: LiveWorld and the LiveWorld Services shall comply with the performance standards set forth in this service level agreement (“SLA”).
1.1	Service Availability Performance. LiveWorld shall measure Service Availability (“SA”) on a average basis across all LiveWorld Services provided under this Agreement, with such SA to be weighted by the approximate percentage of Users impacted.
Monthly Service Availability Weighted Metric for all LiveWorld Services: [***]%
1.2	Website Response Performance. LiveWorld shall measure monthly weighted average website response (“WR”) times based upon the download time of LiveWorld’s raw HTML, excluding any external content.
Minimum time to connect to LiveWorld Site: [***] seconds, [***]% of the time
Minimum time to connect to LiveWorld Site: [***] seconds, [***]% of the time
1.3	Service Performance Standard Calculations:
1.3.1 Monitoring: Approximately every [***] minutes, the LiveWorld monitor will issue an HTTP GET from within the LiveWorld datacenter and store results in the LiveWorld monitoring database, for each LiveWorld Service.
The monitoring database shall be structured similarly to the following:
  TABLE `log` (
      `timestamp` bigint(20) NOT NULL default ‘0’,
      `host` text NOT NULL,
      `uri` text NOT NULL,
      `status` text NOT NULL,
      `duration` int(11) NOT NULL default ‘0’
   ) TYPE=InnoDB
where timestamp is the Unix timestamp
hostname & URI is the actual service and URI being tracked
status is a flag that indicates whether that measurement should be factored into the SLA or should be excluded due to scheduled maintenance or eBay outage or other exclusion per the terms of this agreement.

Confidential – LiveWorld Services Agmt	Exhibit D

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
Duration is the time it took to load a page in milliseconds

Confidential – LiveWorld Services Agmt	Exhibit D

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Sample data will look similar to the following:
1083108300 forums.ebay.com /db1/forum.jsp?forum=102 OK 492	Fulfilled, <2

1083108300 forums.ebay.com /db1/forum.jsp?forum=102 OK 614	Fulfilled, <2

1083108300 forums.ebay.com /db2/forum.jsp?forum=105 OK 503	Fulfilled, <2

1083108300 forums.ebay.com /db2/forum.jsp?forum=105 OK 111	Fulfilled, <2

1083108300 forums.ebay.com /db2/forum.jsp?forum=105 OK 309	Fulfilled, <2

1083108300 forums.ebay.com /db2/forum.jsp?forum=105 Maint 11552	Ignore

1083108300 forums.ebay.com /db2/forum.jsp?forum=105 OK 625	Fulfilled, <2

1083108300 forums.ebay.com /db2/forum.jsp?forum=105 OK 732	Fulfilled, <2

1083108300 forums.ebay.com /db2/forum.jsp?forum=105 OK 819	Fulfilled, <2

1083108300 forums.ebay.com /db2/forum.jsp?forum=105 OK 277	Fulfilled, <2

1083108300 forums.ebay.com /db2/forum.jsp?forum=105 OK 832	Fulfilled, <2

1083108300 forums.ebay.com /db2/forum.jsp?forum=105 OK 710	Fulfilled, <2

1083108300 forums.ebay.com /db2/forum.jsp?forum=105 OK 2102	Fulfilled, <4

1083108300 forums.ebay.com /db2/forum.jsp?forum=105 OK 981	Fulfilled, <2

1083108301 forums.ebay.de /forum.jsp?forum=35 OK 382	Fulfilled, <2

1083108301 forums.ebay.de /forum.jsp?forum=35 OK 422	Fulfilled, <2

1083108301 forums.ebay.de /forum.jsp?forum=35 OK 385	Fulfilled, <2

1083108301 forums.ebay.de /forum.jsp?forum=35 OK 506	Fulfilled, <2

1083108301 forums.ebay.de /forum.jsp?forum=35 OK 302	Fulfilled, <2

1083108301 forums.ebay.de /forum.jsp?forum=35 OK 685	Fulfilled, <2

1083108301 forums.ebay.de /forum.jsp?forum=35 OK 781	Fulfilled, <2

1083108301 forums.ebay.de /forum.jsp?forum=35 OK 3501	Fulfilled, <4

1083108301 forums.ebay.de /forum.jsp?forum=35 OK 419	Fulfilled, <2

1083108301 forums.ebay.de /forum.jsp?forum=35 OK 112	Fulfilled, <2

1083108301 forums.ebay.de /forum.jsp?forum=35 OK 209	Fulfilled, <2

1083108301 forums.ebay.de /forum.jsp?forum=35 OK 325	Fulfilled, <2

1083108301 forums.ebay.de /forum.jsp?forum=35 OK 1033	Fulfilled, <2

1083108301 forums.ebay.de /forum.jsp?forum=35 OK 2101	Fulfilled, <4

1083108301 forums.ebay.de /forum.jsp?forum=35 Fail null	Unfulfilled

1.3.2 Service Availability Calculation:
Step 1: For each HTTP GET record in the monitor database, the following will be determined:
Unfulfilled requests– timeouts or requests that take longer then [***] seconds ([***] milliseconds)
Fulfilled requests — all requests [***] seconds or less
< [***] requests – all Fulfilled requests loading in less than [***] seconds ([***] milliseconds)
< [***] requests – all Fulfilled requests loading in less than [***] seconds ([***] milliseconds) but greater than or equal to 2 seconds
> [***] requests – all Fulfilled requests loading in greater than [***] seconds
Ignore requests – all requests during Scheduled Maintenance windows and outages of the eBay Site that impact the LiveWorld Services and other permitted exceptions under Section 12.3 of the Agreement and Section 5 of this SLA.

Confidential – LiveWorld Services Agmt	Exhibit D

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
Net Requests – The total number of requests minus Ignore requests
Step 2: A SA percentage for each LiveWorld Service will be calculated by dividing Fulfilled requests by Net Requests then multiplying by [***]. For the sample data above, the resulting calculation would be:
Forums.ebay.com: Fulfilled=[***], Net Requests=[***]– SA=[***]
Forums.ebay.de: Fufilled=[***], Net Requests=[***]– SA = [***]
Step 3: A WR percentage for < [***] second requests for each LiveWorld Service will be calculated by dividing the number of < [***] second requests by the Net Requests minus Unfulfilled requests times [***]. A WR percentage for < [***] second requests for each LiveWorld Service will be calculated by dividing the sum of the number < [***] and < [***] second requests by Net Requests minus unfulfilled requests times [***]. For the sample data above, the resulting calculation would be:
     Forums.ebay.com:
<[***] second requests =[***], Net Requests=[***] – WR for <[***] seconds =[***]
<[***] second requests =[***], Net Requests =[***] – WR for <[***] seconds =[***]
Forums.ebay.de
<[***] second requests=[***], Net Requests=[***] – WR for <[***] seconds=[***]
<[***] second requests=[***], Net Requests =[***] – WR for <[***] seconds =[***]
Step 4: Metrics will be calculated by weighting scores for each LiveWorld
Service by using the monthly Page Views reported by each service.

	Weight	Service		Web Response		Web Response
	(Per [***]	Availability		(WR) < [***]		(WR) < [***]
Service	Page Views)	(SA)		sec		sec
US Discussion Boards	[***]	[***]	%	[***]	%	[***]%
German Disc. Boards	[***]	[***]	%	[***]	%	[***]%
Raw Scores	[***]	[***]		[***]		[***]
Weighted Average		[***]	%	[***]	%	[***]%

Confidential – LiveWorld Services Agmt	Exhibit D

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
The metric for this sample SA (for Section 1.1 of this Exhibit D) is [***]%. The metric for this sample WR (for Section 1.2 of this Exhibit D) for less than [***] seconds is [***]%, and for less than [***] seconds is [***]%.
1.3	LiveWorld and eBay shall review the performance metrics and monitoring tools at least once per quarter. Any changes to the performance metrics or monitoring tools must be mutually agreed upon by LiveWorld and eBay in writing.
2.	Technical Support and Problem Resolution:
2.1 Technical Support. LiveWorld shall provide eBay with Technical Support every day (7x24) with a telephone/pager number for submission of all Support Requests. An on-call support technician shall answer the telephone/pager number.
2.2	Problem Classification. The following classification table defines the severity of problems reported by eBay and/or LiveWorld.

Confidential – LiveWorld Services Agmt	Exhibit D

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
Problem Classification Table

Classification	Criteria
Severity 1 (Critical)	The LiveWorld Service is non-operative or performance is significantly impaired. The LiveWorld Service cannot be accessed by Users without significant delay, if at all. No known work around is currently available.

Severity 2 (Degraded)	The LiveWorld Service is operational but usability is impaired.

Severity 3 (Minimal)	Reported problems that have slight or no impact on User access or usability. (Includes general bugs and user or eBay contributed HTML that causes performance/display problems)
2.3 Response Expectation Table. The following Response Expectation table specifies the level of response that will be given to a problem at each step of the process based upon the assigned severity of the problem. The table specifies the maximum amount of time elapsed to complete each step .
Escalation Response Expectation Table

Severity	Step 1 (Identify)	Step 2 (Temporary Fix)	Step 3 (Fix)
1 (Critical)	[***] minutes	Immediate and continuing best efforts	Immediate and continuing best efforts

2 (Degraded)	[***] hour during normal business hours, [***] hours otherwise	[***] calendar days	Within [***] calendar days

3 (Minimal)	[***] business day	Worked on a time available basis	As appropriate

2.3 Escalation Process. All problems with a Severity Level of 1 to 2 will be escalated if a solution or plan of resolution cannot be achieved within the designated amount of time as described above. Escalations will occur in accordance with the following schedule:
Severity 1 and 2 Problem Escalation.
[***] min. LiveWorld NOC, 408-838-6955
[***] min. Andrew Oliver, 408-203-4884 (backup: Bruce Dembecki 408-218-1313)
[***] min. Chris Christensen, 408-416-6348
[***] min. Jay Friedman, 408-891-5743
>[***] min Peter Friedman, 408-666-1125

Confidential – LiveWorld Services Agmt	Exhibit D

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
Severity 3 Problem Escalation.
[***] hours ebay-requests@liveworld.com
[***] hours Louis Johns, 408-426-6249
[***] hours Debbie Dembecki, 408-218-1312
>[***] Jay Friedman, 408-891-5743
For severity 3 issues, LiveWorld may choose not to provide temporary or permanent fixes.

Confidential – LiveWorld Services Agmt	Exhibit D

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
3. Scheduled Maintenance:
LiveWorld shall be entitled to perform scheduled maintenance on the LiveWorld Service, provided (a) eBay will receive at least [***] hours prior written notice of the date, time and expected duration thereof and (b) such maintenance will (i) not exceed [***] hours in total per calendar month and (ii) LiveWorld shall work with eBay to attempt to have scheduled maintenance conducted at times least likely to cause disruption to the operation of the LiveWorld Service (“Scheduled Maintenance”). Upon request by LiveWorld, eBay may, in its sole discretion, grant additional periods of scheduled maintenance.
4. Unscheduled outage/error:
Once LiveWorld identifies that a Severity 1 or 2 problem has occurred and which LiveWorld expects to have a duration of greater than [***] minutes, LiveWorld will use its best efforts to notify eBay within [***] minutes that such problem has been encountered. This notification will take the form of a phone call to the eBay Network Operation Center (NOC) at (408) 376-6011 or via AIM to SiteLead.
5. Exceptions to this SLA:
5.1 For new Customizations deployed by LiveWorld for eBay, performance guarantees shall begin [***] days after initial public deployment on the eBay Site. For new deployments of existing LiveWorld Services, performance guarantees shall begin [***] days after the initial public deployment on the eBay Site. For major upgrades, performance guarantees shall be suspended for up to [***] day. For new code updates, performance guarantees shall be suspended for up to [***] hour.
5.2 Performance guarantees shall be suspended in the following circumstances:
5.2.1 In the event of a greater than [***]% increase above the [***]-day average daily peak traffic for any single LiveWorld Service in a [***] minute window, LiveWorld shall have up to [***] hours to respond.
5.2.2 In the event of a greater than [***]% increase above the [***]-day average daily peak traffic for any single LiveWorld Service, LiveWorld shall have [***] hours to respond.
5.3.	LiveWorld shall not be responsible for any failure to meet the performance standards set forth in Section 1 of this SLA resulting from any act of omission by eBay; or from any Force Majeure events.
6. LiveWorld environment changes:
LiveWorld will provide to eBay a weekly notification outlining significant changes (if any) that are scheduled to be made to its technical environment at least [***] hours before the change is made.
7. Failure of service contingency:
Prior to launching any new LiveWorld Service, a contingency plan must be established that provides eBay Operations with an easy method of masking or removing LiveWorld’s Service from the eBay Site.
8. Monitoring:

Confidential – LiveWorld Services Agmt	Exhibit D

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
Service availability and performance monitoring will be performed by LiveWorld using LiveWorld monitoring tools. At eBay’s request, LiveWorld will make available to eBay within [***] hours, monitoring logs for the eBay services LiveWorld operates.
9. Browser Compatibility:
LiveWorld Site will initially be compatible with Netscape Navigator 4.X and later and Microsoft Internet Explorer 4.X and later. eBay and LiveWorld shall mutually agree on the timeframe in which LiveWorld’s then current services will be made compatible with new releases of Netscape Navigator and/or Microsoft Internet Explorer, that are released after the effective date of this Agreement.

Confidential – LiveWorld Services Agmt	Exhibit D

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
10. Post Mortem Reports
LiveWorld will provide post mortem reports after each Severity 1 or 2 failure. The report will explain the root cause of the problem, and provide the short-term solution implemented to mitigate the issue and a long-term solution for preventing the problem. This document should be emailed to the following eBay Operations email address: sitelead@ebay.com. eBay will provide LiveWorld a weekly list of opened cases for LiveWorld Services.
11. Credits:
LiveWorld will credit eBay as set forth in the table in this section below each time LiveWorld fails to meet a Performance Standard in Section 1 of this SLA or a Problem Resolution Standard set forth in Section 2 of this SLA. Credits consist of hard dollars. eBay will determine, in its sole discretion, within thirty (30) days of an incident whether a credit is due and shall notify LiveWorld in writing. Credits will be due and payable within [***] days of written notice from eBay.

Standard	Credit/Bonus	Maximum Credit
Service Availability	[***]% or greater — no credit [***]to < [***]% - $[***]credit [***]% or below — $[***]credit	$[***] quarterly

Escalation Response	$ [***] per incident	$[***] annually
Website Response	$ [***] per incident	$ [***] annually
Failure to meet post mortem guidelines	$ [***] per incident	$[***] annually
12. Source Code
In the event of a bankruptcy filing or a filing of insolvency during the term of this agreement resulting in LiveWorld’s inability to perform its obligations under this agreement, LiveWorld shall license its software to eBay and the eBay Affiliates at no cost to eBay.

Confidential – LiveWorld Services Agmt	Exhibit D

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Confidential – LiveWorld Services Agmt	Exhibit D

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
EXHIBIT E
Internal Security Service Level Agreement
1.	Security Audits
1.1	Initial Audit. eBay will conduct an initial security audit of LiveWorld’s computer systems that are designated by LiveWorld to be used in provision of the LiveWorld Services under this Agreement. This audit will be scheduled at a mutually agreeable time and will determine the state of security and readiness within LiveWorld’s environment. LiveWorld will be granted [***]-days to respond to any issues identified through the audit.

If LiveWorld has had a security audit performed by an industry recognized third party as mutually agreed upon by the parties, then the requirements of Section 1.1 above will be waived, provided the audit report applies to the environment in question and shows no significant vulnerabilities are present

1.2	Periodic Audits. eBay reserves the right to periodically audit LiveWorld to ensure compliance with the requirements of this Exhibit A. Non-intrusive network audits may be performed randomly, without prior notice.

More intrusive network and physical audits may be conducted on site with [***] hours notice. Such audits will take during the LiveWorld’s ordinary office hours and subject to LiveWorld’s reasonable security restrictions (e.g., sign-in requirements, badge requirements, escort requirements). This type of audit will not be performed more often than once per calendar quarter.

1.3	Code Audits. A web code review is the audit of web code, including CGI, Java, etc, for the explicit purposes of detection and remediation of security vulnerabilities. If LiveWorld has completed a web code review, LiveWorld will disclose who completed the review, what were the results, and what remediation activity has taken place.

1.4	Web Server Audits. Upon reasonable prior written notice by eBay, LiveWorld will permit one personnel designated by eBay to review the specific configuration files for any web servers used by LiveWorld for LiveWorld site. Such a review will take place during LiveWorld’s ordinary office hours and solely at LiveWorld’s facilities. This type of review will not occur more frequently than once in any calendar quarter, unless eBay provides reasonable documentation supporting concerns of a specific security risk.

1.5	Audit After an Incident. If a breach of security event occurs at LiveWorld, eBay will conduct a security audit. LiveWorld will be granted [***]-days to respond to any issues identified through the audit. Once identified issues have been resolved, eBay may conduct a security audit to ensure the completion of the resolution.

1.6	eBay Results and LiveWorld Response. eBay and LiveWorld shall mutually agree upon a written set of security obligations for LiveWorld services. eBay will provide LiveWorld with detailed results of any audit performed by eBay pursuant to this Section 1 that is a violation of those security obligations. LiveWorld will be granted [***] days to resolve any violations of the security obligations eBay has identified through an audit. Once identified issues have been resolved, eBay may also conduct a security audit to ensure the completion of the resolution. LiveWorld’s failure to resolve violations of the agreed

Confidential – LiveWorld Services Agmt	Exhibit E

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
upon security obligations identified through audits as set forth above may be a material breach of the Agreement resulting in eBay terminating the Agreement without penalty or other termination charge to eBay.

Confidential – LiveWorld Services Agmt	Exhibit E

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
2.	Security Incident Response
2.1	Notification Timing. LiveWorld will immediately communicate any security breaches related to LiveWorld site or LiveWorld Services to eBay promptly after discovery thereof and will provide immediate feedback about any impact this breach may/will have on eBay or its user community. LiveWorld will give its best effort to notify eBay of the security breach no more than [***] minutes after detecting the breach and eBay being notified. No more than [***] hour will pass between LiveWorld detecting a LiveWorld security breach and eBay being notified.

2.2	Notification Format. Notification of a security breach will take the form of a phone call to the eBay Network Operations Center (NOC) at (408) 376-6011.

LiveWorld will provide the following information during the notification phone call:
a.	Problem statement;

b.	Expected resolution time (if known). If the resolution path is unknown at the time of the phone call, the service provider will state this; and,

c.	The name and phone number of a LiveWorld representative the eBay can contact to obtain incident updates.
2.3	eBay Security Resources. eBay may, upon mutual agreement with LiveWorld, provide resources from its security group to assist with an identified security breach.

2.4	eBay Environment Isolation. LiveWorld will be able either to immediately disable functionality of the application or to isolate and safeguard the eBay data should a security issue be identified. eBay reserves the right to require the service provider to isolate its databases/servers/networks if it appears that eBay customer information is being compromised by the security breach.

2.5	LiveWorld Response. LiveWorld’s failure to resolve security breach issues as set forth above may be deemed by eBay to be a material breach of the Agreement resulting in Bay terminating the Agreement without penalty or other termination charge to eBay. LiveWorld shall use its best efforts to respond to security breaches caused by deficiencies in third party products (operating systems, hardware, etc.) as set forth above and such issues shall not be considered as cause for termination.
3.	Physical Security
3.1	Secure Facility. The equipment hosting the application for eBay will be located in a physically secure facility, which requires badge access at a minimum.

3.2	Caged Environment. The infrastructure (hosts, network equipment, etc.) hosting the eBay application will be located in a locked cage-type environment.

3.3	Access Disclosure. Upon written request from eBay, LiveWorld will disclose a list of authorized personnel who have access to the environment hosting the application for eBay.

3.4	Background Check. Upon written request from eBay, LiveWorld will provide eBay its background check procedures.

Confidential – LiveWorld Services Agmt	Exhibit E

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Confidential – LiveWorld Services Agmt	Exhibit E

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
4.	Network Security
4.1	Information Disclosure. Upon written request from eBay, LiveWorld will provide a proposed architecture document that includes a full network diagram illustrating the relationship between the eBay Site, LiveWorld site and any other relevant networks, with a full data flowchart that details where eBay data resides, the applications that manipulate it, and the security thereof.

4.2	Application Access. LiveWorld’s application must provide user authentication and controls to ensure that only eBay users have the ability to access eBay information. In addition, all Personally Identifiable Information (PII) and other sensitive information will be encrypted while stored. (See Cryptography below.). With the exception of email addresses, eBay acknowledges that LiveWorld currently does not store any PII. eBay acknowledges that LiveWorld will not be encrypting email addresses.

4.3	Firewalls. LiveWorld will deploy reasonably appropriate firewall technology in operation of LiveWorld site, and the traffic between eBay and LiveWorld will be protected and authenticated by cryptographic technology. See Cryptography below.
[Air-Gapped. LiveWorld site will be exclusive to eBay as provided in the Agreement so eBay acknowledges that, for purposes of its network security policies, there will be no need for the network hosting LiveWorld site to be air gapped from any other network or customer that LiveWorld may have. LiveWorld agrees to provide a firewall to maintain the above protection.]
5.	Host Security
5.1	Information Disclosure. Upon written request from eBay, LiveWorld will provide eBay with the following information, all of which shall be considered LiveWorld’s Confidential Information:
5.1.1	How and to what extent the hosts (Unix, NT, etc.) comprising the eBay application infrastructure have been hardened against attack.

5.1.2	Hardening documentation for Computer Aided Instruction (CAI), if available.

5.1.3	A list of current patches on hosts, including host Operating System patches, web servers, databases, and any other material application.

5.1.4	Policy for applying patches and identifying and mitigating security vulnerabilities.

5.1.5	Processes for monitoring the integrity and availability of eBay related hosts.

5.1.6	Information on their password policy for the eBay application infrastructure, including minimum password length, password generation guidelines, and how often passwords are changed.

5.1.7	Information on the account management process, for all accounts LiveWorld is responsible for. This would include information on how an account is created, how account information is transmitted back to the user, and how accounts are terminated when no longer needed.

Confidential – LiveWorld Services Agmt	Exhibit E

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
5.2	eBay Information Disclosure. eBay will not provide internal usernames/passwords for account generation, as the company is not comfortable with internal passwords being in the hands of third parties. In addition, eBay will not provide user usernames or passwords for account generation. LiveWorld will authenticate users through EIAS (eBay’s Internet Authentication Service described in the Specifications attached as Exhibit F) LDAP, Netegrity, Client certificates, etc., or as otherwise contemplated by the Specification (as amended from time to time).
6.	Data Security
6.1	Transfer of eBay Data. When eBay data is transferred between networks pursuant to the Agreement, it will be encrypted, except in the case of email or Instant Messages.

6.2	Storage of eBay PII Data. Except for usernames and email addresses, LIVEWORLD will ensure that eBay PII Data will be stored in encrypted format. eBay acknowledges that as of the effective date of this agreement, LiveWorld does not store PII data.

6.3	Data Segregation. During the term of the Agreement, LIVEWORLD will ensure that eBay data is logically isolated from other customer data and from LIVEWORLD’s corporate environment to prevent unauthorized access.

6.4	Authorized Access. During the term of the Agreement, eBay data will only be handled by a defined and authorized group of LIVEWORLD personnel.

6.5	Data Deletion and Destruction. Once the Agreement terminates or expires, or eBay data is no longer required for the purposes of the Agreement, eBay data will be immediately removed from the LIVEWORLD’s environment. Thereafter, all media used to store eBay data will be cleaned using industry best practices or destroyed.
7.	Web Security
7.1	Information Disclosure. Upon written request from eBay, LiveWorld will provide eBay with the following information, all of which shall be considered LiveWorld’s Confidential Information:
7.1.1	Specific configuration files for any web servers and associated support functions, such as search engines or databases.

7.1.2	Whether or not LiveWorld is using Java, Javascript, ActiveX, PHP or ASP (active server page) technology. If any of these technologies are used, in what general component(s) of LiveWorld architecture the technology is used.

7.1.3	Identity of the computer programming language that the application back-end is written in (i.e. C++, Perl, Python, VBScript, etc.).

7.1.4	Process for performing security Quality Assurance testing for the application. For example, testing of authentication, authorization, and accounting functions, as well as any other activity designed to validate the security architecture.
8.	Cryptography

Confidential – LiveWorld Services Agmt	Exhibit E

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
8.1	Proprietary Encryption. Secured transactions between LiveWorld and eBay Users as well as storage of eBay confidential or PII data may not utilize any cryptography algorithms developed internally by LiveWorld. Any symmetric, asymmetric or hashing algorithm utilized by the eBay application infrastructure will utilize algorithms that have been published and evaluated by the general cryptographic community.

8.2	Encryption Strength. Encryption algorithms will be of sufficient strength to equate to 128-bit TripleDES.

8.3	Hashing Functions. Hashing functions will be either SHA-1 or MD-5. If alternate hashing functions are to be utilized, they will have explicit approval from the eBay Information Security Team.

8.4	Cryptographic Technologies. Connections to LiveWorld site utilizing the Internet will be protected using any of the following cryptographic technologies: IPSec, SSL, SSH/SCP, PGP, or other technologies that provide, as reasonably determined by LiveWorld, substantially similar levels of security.

Confidential – LiveWorld Services Agmt	Exhibit E

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
Exhibit F
Statement of Work
Pursuant to the terms and conditions of the Services Agreement between eBay and LiveWorld dated April ___, 2004, this statement of work shall be incorporated with this Services Agreement upon approval below. To the extent there is any conflict between the Services Agreement or any previously agreed upon SOW, the terms in this SOW shall control.
SOW Title:

SOW Date:	Launch Date:
Applicable eBay Affliate: ☐ eBay Inc. ☐ eBay International A.G. ☐ PayPal, Inc. ☐ Other:

Specification of work to be performed:
LiveWorld Responsibilities:

eBay Responsibilties:
	☐	PRD (check if applicable
Final PRD date:
	☐	QA (check if applicable)

Applicable Fees:

	☐	Customization fees: (amount or N/A)
	☐	Set-up Fees: (amount or N/A)
	☐	eBay QA Process Fee: (amount or N/Z)
	☐	Monthly operating Fees: (amount or N/A)
Other Terms (if applicable):
SOW approved by:

LiveWorld, Inc. (“LiveWorld”)	eBay Inc. (“eBay”)

By:	By:

Confidential – LiveWorld Services Agmt	Exhibit F

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Name:	Name:

Title:	Title:

Date:	Date:

Confidential – LiveWorld Services Agmt	Exhibit F